UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT No.1 to FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or
15(d) of the
Securities Exchange Act of 1934

Date of Report: January 3, 2017
(Date of earliest event reported)

Asure Software, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

110 Wild Basin Rd Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

512-437-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On January 3, 2017 we filed a Current Report on Form 8-K (“Original Form 8-K”) to report the completion of the acquisition of Personnel Management Systems, Inc., pursuant to a Stock Purchase Agreement; the acquisition of substantially all the assets of Corporate Payroll, Inc., pursuant to an Asset Purchase Agreement; and the acquisition of substantially all the assets of Payroll Specialties NW, Inc., pursuant to an Asset Purchase Agreement.

We are amending the Original Form 8-K to provide the historical financial statements and pro forma financial information related to the acquisitions.

Item 9.01   Financial Statements and Exhibits

(b)
Financial statements of businesses acquired.

(1)          Exhibit 99.1: Audited Financial Statements for Personnel Management Systems, Inc. as of and for the years ended December 31, 2016 and 2015 and the accompanying Report of Independent Auditors.

(2)          Exhibit 99.2: Audited Financial Statements for Corporate Payroll, Inc., Inc. as of and for the years ended December 31, 2016 and 2015 and the accompanying Report of Independent Auditors.

(3)          Exhibit 99.3: Audited Financial Statements for Payroll Specialties NW, Inc. as of and for the years ended December 31, 2016 and 2015 and the accompanying Report of Independent Auditors.

(b)
Pro forma financial information—Included herein as Exhibit 99.4 are the unaudited pro forma condensed combined Balance Sheet as of December 31, 2016 and the pro forma condensed combined Statement of Operations for the twelve months ended December 31, 2016.

(c)	Exhibits

Exhibit	Description

23.1	Consent of Marcum LLP

23.2	Consent of Marcum LLP

23.3	Consent of Marcum LLP

99.1	Audited Financial Statements for Personnel Management Systems, Inc. as of and for the years ended December 31, 2016 and 2015 and the accompanying Report of Independent Auditors.

99.2	Audited Financial Statements for Corporate Payroll, Inc., Inc. as of and for the years ended December 31, 2016 and 2015 and the accompanying Report of Independent Auditors.

99.3	Audited Financial Statements for Payroll Specialties NW, Inc. as of and for the years ended December 31, 2016 and 2015 and the accompanying Report of Independent Auditors.

99.4	Asure Software, Inc. unaudited pro forma condensed combined Balance Sheet as of December 31, 2016 and the condensed combined Statement of Operations for the fiscal year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Date: March 20, 2017	By:	/s/Brad Wolfe
Brad Wolfe
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Marcum LLP

23.2	Consent of Marcum LLP

23.3	Consent of Marcum LLP

99.1	Audited Financial Statements for Personnel Management Systems, Inc. as of and for the years ended December 31, 2016 and 2015 and the accompanying Report of Independent Auditors.

99.2	Audited Financial Statements for Corporate Payroll, Inc., Inc. as of and for the years ended December 31, 2016 and 2015 and the accompanying Report of Independent Auditors.

99.3	Audited Financial Statements for Payroll Specialties NW, Inc. as of and for the years ended December 31, 2016 and 2015 and the accompanying Report of Independent Auditors.

99.4	Asure Software, Inc. unaudited pro forma condensed combined Balance Sheet as of December 31, 2016 and the condensed combined Statement of Operations for the fiscal year ended December 31, 2016.